ARK 21SHARES ACTIVE BITCOIN FUTURES STRATEGY ETF
CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2025 (Unaudited)

SHORT-TERM INVESTMENTS - 107.2%	Shares	Value
Money Market Funds - 43.5%
First American Government Obligations Fund - Class X, 4.25% (a)(b)	4,358,375	$4,358,375

U.S. Treasury Bills - 63.7%	Par
4.18%, 07/31/2025 (c)(d)	$3,129,000	3,118,169
4.30%, 09/04/2025 (c)(d)	3,292,000	3,266,753
		6,384,922
TOTAL SHORT-TERM INVESTMENTS (Cost $10,743,218)		10,743,297

TOTAL INVESTMENTS - 107.2% (Cost $10,743,218)		$10,743,297
Money Market Deposit Account - 9.4% (e)		940,039
Liabilities in Excess of Other Assets - (16.6)% (f)		(1,665,351)
TOTAL NET ASSETS - 100.0%		$10,017,985

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	The rate shown is the annualized effective yield as of June 30, 2025.
(d)	All or a portion of security has been pledged as collateral for reverse repurchase agreements. The fair value of assets committed as collateral as of June 30, 2025 is $4,275,373.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2025 was 4.11%.

(f)	Includes cash of $2,238,362 that is pledged as collateral for derivative contracts.

CONSOLIDATED SCHEDULE OF FUTURES CONTRACTS
June 30, 2025 (Unaudited)

Description	Contracts Purchased	Settlement Date	Notional Amount	Value / Unrealized Appreciation (Depreciation)
CME Micro Bitcoin Futures	25	07/25/2025	$270,588	$10,411
CME Bitcoin Futures	18	07/25/2025	9,741,150	376,514
Net Unrealized Appreciation (Depreciation)				$386,925

ARK 21SHARES ACTIVE BITCOIN FUTURES STRATEGY ETF
CONSOLIDATED SCHEDULE OF REVERSE REPURCHASE AGREEMENTS
June 30, 2025 (Unaudited)

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
StoneX Financial, Inc.	5.75%	6/27/2025	07/31/2025	$(2,033,799)	$(2,032,500)
StoneX Financial, Inc.	5.75%	6/27/2025	09/04/2025	(2,327,361)	(2,325,875)
				$(4,361,160)	$(4,358,375)

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

ARK 21SHARES ETFs

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

ARK 21 Shares Active Bitcoin Futures Strategy ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Investments:
Money Market Funds	$4,358,375	$—	$—	$4,358,375
U.S. Treasury Bills	—	6,384,922	—	6,384,922
Total Investments	$4,358,375	$6,384,922	$—	$10,743,297

Other Financial Instruments:
Futures Contracts*	$386,925	$—	$—	$386,925
Total Other Financial Instruments	$386,925	$—	$—	$386,925

Liabilities:
Other Financial Instruments:
Reverse Repurchase Agreements	$—	$(4,358,375)	$—	$(4,358,375)
Total Other Financial Instruments	$—	$(4,358,375)	$—	$(4,358,375)

*	The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of June 30, 2025.
Refer to the Consolidated Schedule of Investments for additional information.

During the fiscal period ended June 30, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

3